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                              ARTHUR ANDERSEN LLP



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-91927 for Hartford Life Insurance Company Separate Account Seven on Form N-4.


                                       /s/ Arthur Andersen LLP
Hartford, Connecticut
February 16, 2000